UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2017

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 West 57th Street New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 765-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2017, the Board of Directors (the “Board”) of International Flavors & Fragrances Inc. (“IFF” or the “Company”) elected Stephen Williamson, Senior Vice President and Chief Financial Officer of Thermo Fisher Scientific, to the Board. The Board also agreed to appoint Mr. Williamson as a member of the Audit Committee of the Board. A copy of the press release issued by the Company regarding these matters is being furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

Mr. Williamson will participate in the non-employee director compensation arrangements described in IFF’s 2017 Proxy Statement, which was filed on March 20, 2017. Under the terms of those arrangements, each non-employee director receives, among other things, an annual cash retainer of $112,500, and an annual retainer of $122,500 paid in the form of Restricted Stock Units (“RSUs”) under the Company’s 2015 Stock Award and Incentive Plan, in each case prorated to reflect his service for a partial year. The cash retainer is paid in November of each year. Pursuant to the terms of the Company’s Equity Grant Policy, an RSU grant will be made to Mr. Williamson on September 1, 2017 and, thereafter, he will receive future RSU grants on the date of each annual meeting of shareholders. RSUs granted to directors cliff vest on the first anniversary of the grant date. Under the Company’s Share Retention Policy, each director must retain shares of Company common stock based on a targeted ownership level of five times the cash portion of the annual retainer (not including any retainer for service as a committee chairperson or lead director).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the appointment of Mr. Williamson to the Board on August 1, 2017, the Board approved an amendment to Article II, Section 2 of the Company’s By-Laws to increase the number of directors from eleven (11) to twelve (12), effective August 1, 2017.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3(ii) 99.1	By-Laws of International Flavors & Fragrances Inc., effective as of August 1, 2017. Press Release issued by International Flavors & Fragrances Inc. on August 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Nanci Prado
Name: Nanci Prado
Title: Deputy General Counsel

Date: August 1, 2017

EXHIBIT INDEX

Exhibit No.	Description

3(ii) 99.1	By-Laws of International Flavors & Fragrances Inc., effective as of August 1, 2017. Press Release issued by International Flavors & Fragrances Inc. on August 1, 2017.